AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 30, 2021

REGISTRATION NOS. 033-37722

811-06218

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

Pre-Effective Amendment No.

Post-Effective Amendment No. 22

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 13

REGISTRATION STATEMENT

UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 88

(CHECK APPROPRIATE BOX OR BOXES.)

MONY VARIABLE ACCOUNT A

(EXACT NAME OF REGISTRANT)

MONY LIFE INSURANCE COMPANY

(NAME OF DEPOSITOR)

5788 Widewaters Parkway

Syracuse, New York 13214

(ADDRESS OF THE DEPOSITOR’S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

DEPOSITOR’S TELEPHONE NUMBER, INCLUDING AREA CODE (205) 268-1000

BRADFORD RODGERS, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(NAME AND ADDRESS OF AGENT FOR SERVICE)

PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street N.W., Suite 700

WASHINGTON, D.C. 20001-3980

It is proposed that this filing will become effective: (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2021 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on              , pursuant to paragraph (a)(1) of Rule 485.

TITLE OF SECURITIES BEING REGISTERED:     Units of interest in Separate Account under individual flexible payment variable annuity contracts

PROSPECTUS Dated May 1, 2021 Individual Flexible Payment Variable Annuity Contracts	Issued by MONY Variable Account A MONY Life Insurance Company

MONY Life Insurance Company issues the flexible payment variable annuity contract described in this prospectus (the "Contract"). Among the Contract's many terms are:

Allocation of Purchase Payments and Surrender Value

•  You can tell us what to do with your purchase payments. You can also tell us what to do with the Cash Value your Contract may create for you resulting from those purchase payments.

•  You can tell us to place them into a separate account. That separate account is called MONY Variable Account A.

•  If you do, you can also tell us to place your purchase payments and Cash Values into any or all of 9 different subaccounts. Each of these subaccounts seeks to achieve a different investment objective. The subaccounts invest in shares of the following portfolios of the EQ Advisors Trust and EQ Premier VIP Trust.

EQ Premier VIP Trust
• EQ/Aggressive Allocation Share Class B
• EQ/Conservative Allocation Share Class B
• EQ/Conservative-Plus Allocation Share Class B
• EQ/Moderate Allocation Share Class B
• EQ/Moderate-Plus Allocation Share Class B

EQ Advisors Trust
• 1290 VT GAMCO Small Company Value Share Class B
• EQ/All Asset Growth Allocation Share Class B
• EQ/Core Bond Index Portfolio Share Class A
• EQ/Intermediate Government Bond Index Share Class A
• EQ/MFS International Growth Share Class B
• EQ/Money Market Portfolio Share Class A
• EQ/Quality Bond PLUS Share Class B
• EQ/T Rowe Price Growth Stock Share Class B

•  You can also tell us to place some or all of your purchase payments and cash value into our Guaranteed Interest Account. The Guaranteed Interest Account will pay you a guaranteed interest rate annually, and we will guarantee that those purchase payments and cash values will not lose any value, so long as you leave the purchase payments and cash values in the Guaranteed Interest Account. Purchase payments and cash values you place into the Guaranteed Interest Account become part of our assets.

Living Benefits

•  Annuity Benefits

•  This Contract is designed to pay to you the Cash Value in periodic installments.

•  Cash Value Benefits

•  You may ask for some or all of the Contract's Cash Value at any time. If you do, we may deduct a surrender charge.

Death Benefit

•  We will pay a death benefit to your beneficiary upon the death of the person you name as annuitant before the annuity commencement date.

Fees and Charges

•  The Contract allows us to deduct certain charges from the surrender value. These charges are detailed in this prospectus.

Beginning January 1, 2021, we will no longer send you paper copies of shareholder reports for the Funds ("Reports") unless you specifically request paper copies from us. Instead, the Reports will be available on a website. We will notify you by mail each time the Reports are posted. The notice will provide the website links to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 1-855-920-9713. Your election to receive the Reports in paper will apply to all Funds available with your Contract. If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, please contact us at 1-855-920-9713.

A Statement of Additional Information dated May 1, 2021 containing additional information about the Contracts is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request to the address shown on the request form on the last page of this prospectus or by telephoning 1-800-487-6669 or by accessing the SEC's website at http://www.sec.gov. The Table of Contents of the Statement of Additional Information can be found in the back of this prospectus.

This prospectus is not an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction where such may not be lawfully made.

The Securities and Exchange Commission has not approved or disapproved of these Contracts or passed upon the adequacy or accuracy of the disclosure in the prospectus. Any representation to the contrary is a criminal offense. This prospectus contains basic information that you should know before investing. Please see the applicable prospectuses for the MONY Series Fund, Inc. and Enterprise Accumulation Trust for further information on those funds. You should read all prospectuses carefully and keep them for future reference.

MONY Life Insurance Company
5788 Widewaters Parkway, Syracuse, New York 13214
1-800-487-6669

Summary of the Contract

This summary provides you with a brief overview of the more important aspects of your Contract. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your Contract. This summary and the entire prospectus will describe the part of the Contract involving MONY Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account and the portfolios offered by EQ Advisors Trust and EQ Premier VIP Trust. More detailed information about the portfolios offered by EQ Advisors Trust and EQ Premier VIP Trust is contained in the applicable fund prospectuses.

Definitions

This prospectus contains some specialized terms. We have defined specialized terms on the page where they first appear. The definitions will appear on the page in a box like this one.

Purpose of the Contract

The Contract is an Individual Flexible Payment Variable Annuity Contract.

The Contract is designed to allow a Contractholder to make purchase payments to the Company under the Contract. Those purchase payments are allocated at the Contractholder's choice among the subaccounts of MONY Variable Account A and the Guaranteed Interest Account. Those purchase payments can accumulate for a period of time and create Cash Values for the Contractholder. The Contractholder can chose the length of time that such purchase payments may accumulate. The Contractholder may choose at some point in the future to receive annuity benefits based upon those accumulated Cash Values.

A Contractholder may use the Contract's design to accumulate Cash Values for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs (the "Qualified Plans") may qualify for federal income tax advantages available under Sections 401, 403, 408, and 457 of the Internal Revenue Code (the "Code").

Qualified Plan — Retirement plans that receive favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

Qualified Contract — Contracts issued under Qualified Plans.

Non Qualified Contracts — Contracts issued under Non-Qualified Plans.

Non Qualified Plans — Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

Cash Value — The dollar value as of any Valuation Date of all amounts accumulated under the Contract.

The Contract is also designed to allow the Contractholder to request payments of part or all of the accumulated Cash Values before the Contractholder begins to receive annuity benefits. This payment may result in the imposition of a surrender charge. It may also be subject to a Contract charge and/or income and other taxes.

Purchase Payments and Cash Values

The purchase payments you make for the Contract are received by the Company. Currently those purchase payments are not subject to taxes imposed by the United States Government or any state or local government.

You may allocate your purchase payments to one or more of the subaccounts of MONY Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account. The purchase payments you allocate among the various subaccounts of MONY Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the purchase payments you allocate to any of the subaccounts of MONY Variable Account A will increase or that the purchase payments you make will not lose value.

Purchase payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 3.5%

MONY Variable Account A

MONY Variable Account A is a separate investment account of MONY Life Insurance Company (the "Company"). MONY Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

The subaccounts of MONY Variable Account A invest in shares of EQ Advisors Trust and EQ Premier VIP Trust (collectively called the "Funds") at their net asset value. (See "The Funds"). Contractholder bear the entire investment risk for all amounts allocated to MONY Variable Account A subaccounts.

Contractholder — The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contractholder. A collateral assignee is not the Contractholder.

Good Order — Instructions that we receive at the Operations Center within the prescribed time limits, if any, specified in the Contract for the transaction requested. The instructions must be on the appropriate form or in a form satisfactory to us that includes all the information necessary to execute the requested transaction, and must be signed by the individual authorized to make the transaction. To be in "Good Order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions and we must be able to execute the requisite order(s).

Purchase Payment (Payment) — An amount paid to the Company by the Contractholder or on the Contractholder's behalf as consideration for the benefits provided by the Contract.

Net Purchase Payment — A Purchase Payment less any state or local premium taxes.

Guaranteed Interest Account

The Guaranteed Interest Account is part of the Company's general account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at rates guaranteed by the Company for specified periods. (See "Guaranteed Interest Account".)

Valuation Date — Each day that the New York Stock Exchange is open for regular trading. A Valuation Date ends at 4:00 p.m. Eastern Time.

Minimum Purchase Payments

The minimum purchase payment for individuals varies depending upon the purchaser of the contract and the method of paying the purchase payments. See "Payment and Allocation of Payment".

Additional purchase payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50. (See "Issuance of the Contract") The Company may change any of these requirements in the future.

Transfer of Cash Values

You may transfer Cash Value among the subaccounts and to or from the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed, and received by the Company at its Operations Center in Good Order. See "Transfer of Cash Value".

Surrender

You may surrender all or part of the Contract at any time and receive its surrender value while the annuitant is alive prior to the annuity commencement date. We may impose a surrender charge. The amounts you receive upon surrender may be subject to income taxes and a 10% penalty tax if you are younger than 59 1/2 at the time of surrender. (See "Federal Tax Status")

Charges and Deductions

The Contract provides for the deduction of various charges and expenses from the Cash Value of the Contract.

We pay compensation to broker-dealers who sell the Contracts. For a discussion of this compensation, see "Distribution of the Contracts".

Right to Return Contract Provision

This information is no longer applicable, as these Contracts are no longer available to new purchasers. You have the right to examine the Contract when you receive it. You may return the Contract for any reason during the Free Look Period (usually within ten days from the day you receive it). You will a receive the greater of a refund of the purchase payments received by the Company or the Cash Value of the Contract minus certain deductions. During the Free Look Period, purchase payments allocated to the subaccounts will be retained in the Money Market Subaccount of Variable Account A.

Death Benefit

If the Annuitant (and the Contingent Annuitant, if any) dies before the annuity commencement date, the Company will pay a death benefit to the Beneficiary. Under certain circumstances, an Enhanced Death Benefit may be payable. If the Annuitant dies after the annuity commencement date, no death benefit is payable except as may be payable under the settlement option selected. (See "Death Benefit" and "Enhanced Death Benefit")

Annuitant — The person upon whose continuation of life any annuity payment depends.

Contingent Annuitant — The party designated by the Contractholder to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

Beneficiary — The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Contingent Annuitant.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer fund value between investment options. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES:

Maximum Deferred Sales Load (Surrender Charge) (as a percentage of purchase payments surrendered)	7	%(1)
Maximum Transfer Charge	$25	(2)

The following describes the fees and expense that you will pay periodically during the time that you own the Contract, not including Fund portfolio company fees and expenses.

Maximum Annual Contract Charge	$50	(3)

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average annual Cash Value in MONY Variable Account A):

Maximum Mortality and Expense Risk Fees	1.25	%(4)
Total Separate Account Annual Expenses	1.25	%(4)

(1)  The Surrender Charge percentage, which reduces to zero, is determined under a Surrender Charge schedule. See "Deductions from Fund Value — Amount of Surrender Charge." The Surrender Charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of Surrender Charge. See "Charges against Fund Value — Free Partial Surrender Amount".

(2)  The Transfer Charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer after the first 4 transfers in a contract year, which will not exceed $25. See "Deductions from Fund Value — Transfer Charge".

(3)  The Annual Contract charge is currently $30. For Qualified Contracts (other than those issued for IRA and SEP-IRA) the Annual Contract Charge is $15 per Contract year. However, the Company may in the future change an amount of the charge not exceeding $50 per Contract year. See "Deductions from Fund Value — Annual Contract Charge".

(4)  The Mortality and Expense Risk Charge is deducted daily equivalent to a current annual rate of 1.25% from the value of the net assets of MONY Variable Account A.

The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2020. You may pay portfolio company operating expenses periodically during the time that you own the Contract. More detail concerning each Fund portfolio company's fees and expenses is contained in the prospectus for each portfolio.

TOTAL ANNUAL FUND PORTFOLIO OPERATING EXPENSES

	Minimum	Maximum
(expenses that are deducted from portfolio company assets, including management fees, distribution and/or services fees (12b-1 fees), and other expenses)	0.65%	1.25%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractholder transaction expenses, contract fees, separate account annual expense, and Fund fees and expenses for the year ended December 31, 2020.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year. The Example assumes the minimum and maximum fees and expenses of any of the Fund portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. a. If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Fund portfolios):

1 Year	3 Years	5 Years	10 Years
$1,013	$1,548	$2,096	$3,224

b. If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Fund portfolios):

1 Year	3 Years	5 Years	10 Years
$959	$1,385	$1,823	$2,649

2. a. If you do not surrender your Contract (assuming maximum fees and expenses of any of the Fund portfolios):

1 Year	3 Years	5 Years	10 Years
$299	$912	$1,545	$3,224

b. If you do not surrender your Contract (assuming minimum fees and expenses of any of the Fund portfolios):

1 Year	3 Years	5 Years	10 Years
$241	$738	$1,256	$2,649

3. a. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming maximum fees and expenses of any of the Fund portfolios):

1 Year	3 Years	5 Years	10 Years
$1,013	$912	$1,545	$3,224

b. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming minimum fees and expenses of any of the Fund portfolios):

1 Year	3 Years	5 Years	10 Years
$959	$738	$1,256	$2,649

4. a. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2, or 4 (annuity income without life contingencies) (assuming maximum fees and expenses of any of the Fund portfolios):

1 Year	3 Years	5 Years	10 Years
$1,013	$1,548	$2,096	$3,224

b. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2, or 4 (annuity income without life contingencies) (assuming minimum fees and expenses of any of the Fund portfolios):

1 Year	3 Years	5 Years	10 Years
$959	$1,385	$1,823	$2,649

For the purposes of the Fee Tables and the Example, we assume that the Contract is owned during the accumulation period. On and after the annuity starting date, different fees and charges will apply. See "Charges and Deductions."

Detailed Information About the Company and Mony Variable Account A

MONY Life Insurance Company

MONY Life Insurance Company issues the Contract. In this prospectus MONY Life Insurance Company is called the "Company". The Company is a stock life insurance company organized in the State of New York. The Company is currently licensed to sell life insurance and annuities in 50 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. The Company is obligated to pay all amounts promised under the Contract.

The principal office of the Company is located at 5788 Widewaters Parkway, Syracuse, New York 13214. The Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on MONY Variable Account A or the Contract.

ADMINISTRATIVE SERVICES

Protective Life Insurance Company ("Protective Life") provides services related to the Contracts including, but not limited to, remittance processing services, including depositing of check receipts, general compliance services and monitoring to ensure compliance with state and federal law and regulations, contract administration and accounting and financial reporting services, pursuant to an administrative services agreement between the Company and Protective Life. For the years 2020, 2019, and 2018, the Company paid Protective Life $14,453,650, $15,203,777, and $16,865,565, respectively, for the services performed pursuant to that agreement. The principal office of Protective Life is located at 2801 Highway 280 South, Birmingham, Alabama 35223.

MONY Variable Account A

MONY Variable Account A is a separate investment account of the Company. Presently, only purchase payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY Variable Account A. The assets in MONY Variable Account A are kept separate from the general Account Assets and other separate accounts of the Company.

The Company owns the assets in MONY Variable Account A. The Company is required to keep assets in MONY Variable Account A that equal the total market value of the contract liabilities funded by MONY Variable Account A. Realized or unrealized income gains or losses of MONY Variable Account A are credited or charged against MONY Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the Contracts are assets of MONY Variable Account A. MONY Variable Account A assets are not chargeable with liabilities of the Company's other businesses. All obligations under the contract are general corporate obligations of the Company. The Company may accumulate in MONY Variable Account A proceeds from various contract charges applicable to those assets. From time to time, any such additional assets may be transferred in cash to the Company's General Account.

MONY Variable Account A was authorized by the Board of Directors of the Company and established under New York law on November 28, 1990. MONY Variable Account A is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company. For state law purposes, MONY Variable Account A is treated as a part or division of the Company.

MONY Variable Account A is divided into subdivisions called subaccount. Each subaccount invests only in shares of a designated portfolio of EQ Advisors Trust or the EQ Premier VIP Trust. For example, the EQ/Aggressive Allocation Subaccount invests solely in shares of the EQ Premier VIP Trust Aggressive Allocation Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts or eliminate subaccounts of MONY Variable Account A if marketing needs, tax considerations, or investment conditions warrant. Future subaccounts may invest in other portfolios of the Funds or in other securities, as permitted by applicable law.

The Funds

Each available subaccount of MONY Variable Account A will invest only in the shares of the designated portfolio of EQ Advisors Trust or EQ Premier VIP Trust (collectively called the "Funds"). The Funds are registered with the SEC under the 1940 Act as open-end diversified management investment companies. The Funds, or either of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law.

Not all Funds may be available in all markets.

The following table lists the subaccounts of MONY Variable Account A that are available to you, their respective types, and the names of the portfolio investment adviser and subadvisers, as applicable. Before you choose a subaccount to which to allocate your Net Purchase Payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent or our Operations Center to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY Variable Account A. You bear the investment risk of investing in the portfolios. You should know that during extended periods of low interest rates, the yields of the EQ/Money Market Subaccount may become extremely low and possibly negative.

EQ Premier VIP Trust Class B Shares Portfolio Name	Objective	Investment Adviser (and Sub Adviser(s), as applicable)	Volatility Management
EQ/Aggressive Allocation	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC	4
EQ/Conservative Allocation	Seeks to achieve a high level of current income.	• Equitable Investment Management Group, LLC	4
EQ/Conservative-Plus Allocation	Seeks to achieve current income and growth of capital, with a greater emphasis on current income.	• Equitable Investment Management Group, LLC	4
EQ/Moderate Allocation	Seeks to achieve long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC	4
EQ/Moderate-Plus Allocation	Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	• Equitable Investment Management Group, LLC	4

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub Adviser(s), as applicable)	Volatility Management
1290 VT GAMCO Small Company Value	IB	Seeks to maximize capital appreciation.	• Equitable Investment Management Group, LLC • GAMCO Asset Management, Inc.
EQ/All Asset Growth Allocation	IB	Seeks long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC
EQ/Core Bond Index	IA

Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

• Equitable Investment Management Group, LLC • SSgA Funds Management, Inc.
EQ/Intermediate Government Bond	IA

Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate Government Bond Index.

• Equitable Investment Management Group, LLC • SSgA Funds Management, Inc.
EQ/MFS International Growth	IB	Seeks to achieve capital appreciation.	• Equitable Investment Management Group, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management
EQ/Money Market	IA	Seeks to obtain a high level of current income, to preserve its assets and maintain liquidity.	• Equitable Investment Management Group, LLC • The Dreyfus Corporation

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub Adviser(s), as applicable)	Volatility Management
EQ/Quality Bond PLUS	IB	Seeks to achieve high current income consistent with moderate risk to capital.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC • RBC Global Asset Management (U.S.) Inc.
EQ/T. Rowe Price Growth Stock	IB	Seeks to achieve long-term capital appreciation and secondarily, income.	• Equitable Investment Management Group, LLC • T. Rowe Price Associates, Inc.

(1)  The "EQ/Allocation" Portfolios

(2)  This is the surviving variable investment option of a Portfolio merger. Please see "About the Portfolios of the Trust" later in this prospectus for more information about this variable investment option which may continue to be used in certain documents for a period of time after the date of this prospectus

You should consider the investment objectives, risks and charges and expenses of the Portfolios carefully before investing. Share classes, where applicable, are defined in the corresponding Portfolio prospectus. The prospectuses for the Portfolio contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Portfolio prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-487-6669.

Each Contractholder should periodically review their allocation of purchase payments and Surrender Values among the subaccounts and the guaranteed interest account in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the prospectus for each of the Funds. The prospectus for each of the Funds should be read together with this prospectus.

Purchase of Portfolio Shares by MONY Variable Account A

MONY Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

•  Collect charges under the Contracts.

•  Pay Surrender Value on full surrenders of the Contracts.

•  Fund partial surrenders.

•  Provide benefits under the Contracts.

•  Transfer assets from one subaccount to another or between one or more subaccounts of MONY Variable Account A and the Guaranteed Interest Account as requested by Contractholders.

Any dividend or capital gain distribution received from a portfolio of a Fund will be:

•  Reinvested immediately at net asset value in shares of that portfolio.

•  Kept as assets of the corresponding subaccount.

Surrender Value — The Contract's Cash Value, less (1) any applicable Surrender Charge, (2) and any applicable Annual Contract Charge.

Shares of the Funds are not sold directly to the general public. They are sold to the Company, and may be sold to other insurance companies that issue variable annuity and variable life insurance contracts. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict.

The Boards of Directors or Trustees of each of the Funds monitors the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing conflicts to the Directors and Trustees of each of the Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

The Company has entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average aggregate amount we have invested on behalf of MONY Variable Account A and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. They range from 10 basis point to 40 basis points. These agreements reflect administrative services we provide. The amounts we receive may be significant.

In addition, the Company will receive 12b-1 fees deducted from certain portfolio assets attributable to the Contracts for providing shareholder support services to some of the portfolios. Because the 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

Guaranteed Interest Account

The Guaranteed Interest Account is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY Variable Account A.

Crediting of Interest. Net purchase payments allocated by a Contractholder to the Guaranteed Interest Account will be credited with interest at a rate declared by us. We guarantee that the rate will not be less than 4% (0.010746% compounded daily). For Contracts issued on and after May 1, 1994 (or on or after such later date as approval required in certain states is obtained), the rate declared by us is guaranteed not to be less than 3.5% (0.009426%, compounded daily). Each interest rate we declare will apply to all net purchase payments received or transfers from MONY Variable Account A completed within the period during which it is effective. Initial net purchase payments allocated to the Guaranteed Interest Account will be credited with interest at the rate in effect for the date on which, (1) the Contract is issued (and the funds transferred into the Money Market Subaccount) and (2) from and after the date on which we deem the Free Look Privilege to have expired on all funds transferred from the Money Market Subaccount to the Guaranteed Interest Account. Amounts may be withdrawn from the Guaranteed Interest Account as a result of:

•  Transfer

•  Partial surrender

•  Any charge imposed in accordance with the Contract

Such withdrawals will be considered to be withdrawals of amounts (and any interest credited thereon) most recently credited to the Guaranteed Interest Account.

Prior to the expiration of the period for which a particular interest rate was guaranteed, we will declare a renewal interest rate. The renewal interest rate will be effective for the succeeding period we determine.

Detailed Information About the Policy

The Cash Value in MONY Variable Account A and in the Guaranteed Interest Account provides many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Cash Value, particularly the Cash Value in MONY Variable Account A. There may be differences in your Contract, such as differences in fees, charges and benefits, because of the State where we issued your Contract. We will include any such differences in your Contract.

The Contract may be used with certain tax qualified retirement plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified plans provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Contract through a qualified plan, you should consider purchasing this Contract for its death benefit, income benefits, and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether or not the Contract is an appropriate investment for you.

Payment and Allocation of Purchase Payments

Issuance of the Contract

Individuals who want to buy a Contract must:

(1)  Complete an application.

(2)  Personally deliver the application to:

(a)  a licensed agent of the Company who is also a registered representative of the principal underwriter for the Contracts, Investment Distributors, Inc. ("IDI"), or

(b)  a licensed agent who is also a registered representative of a broker dealer which had been authorized by IDI to sell the Contract.

(3)  Pay the minimum initial purchase payment.

If we receive a completed application and all other information necessary for processing a purchase order at our Operations Center, we will apply your initial purchase payment no later than two Business Days after we receive the order. While attempting to finish an incomplete application, we may hold your initial purchase payment for no more than five Business Days. If an incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your purchase payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial purchase payment within two Business Days. We will apply any additional premium payments you make on the Business Day we receive them at our Operations Center. Please note that if you submit your purchase payment to your agent, we will not begin processing the purchase payment until we have received it from your agent's selling firm.

The minimum initial purchase payment for individuals varies depending upon the use of the Contract and the method of purchase. The chart below shows the minimum initial purchase payment for each situation.

Use of Contract or Method of Making Purchase Payment	Minimum Purchase Payment
Individual retirement accounts and annuities under Section 408 of the Code (other than Simplified Employee Pensions)	$2,000
Non-Qualified Plans	$2,000
H.R. 10 plans (self-employed individuals' retirement plans under 401 or 403 (c) of the Code), certain corporate or association retirement plans, Simplified Employee Pensions under Section 408 of the Code	$600
Annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities, or public school systems under Section 403(b) of the Code, and deferred compensation plans under Section 457 of the Code	$600
Payroll deduction and automatic checking account withdrawal plans month)	Annualized rate of $600 (i.e., $600 per year, $300 semiannually, $150 quarterly or $50 per month)
Government Allotment Plans	$50 per month

Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in connections with Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b) of the Code.

Government Allotment Plans — Payroll deduction plans used for financial products by government employees.

Additional purchase payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50.

The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if, with that Payment:

(1)  Cumulative Purchase Payments made under any one Contract held by the Contractholder, less

(2)  The amount of any prior partial surrenders and their Surrender Charges, exceed

(3)  $1,500,000.

The Company reserves the right to reject an application for any reason permitted by law.

Contract Date — The date the contract begins as shown in the Contract.

Net Purchase Payments received before the Contract Date will be held in the Company's General Account and will be credited with interest at not less than 3.5% per year if:

(1)  The Contract is issued by the Company, and

(2)  The Contract is delivered to the Contractholder.

No interest will be paid if the Contract is not issued or if it is not delivered to the Contractholder. Net Purchase Payments will be held in the EQ/Money Market Subaccount of MONY Variable Account A if:

(1)  The application is approved,

(2)  The Contract is issued, and

(3)  The Contract is delivered to the Contractholder.

These amounts will be held in the EQ/Money Market Subaccount pending end of the Free Look Period. (See "Free Look Privilege").

Free Look Privilege

The Contractholder may return the Contract during the Free Look Period (usually within 10 days of the delivery date). The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded is equal to the greater of:

(1)  All purchase payments; and

(2)  (a) Cash Value of the contract (as of the date received at our Operations Center or, if returned by mail, after being postmarked, properly addressed and postage prepaid) plus (b) any deductions from purchase payments (i.e. taxes for annuity considerations deducted, mortality and expense risk charges deducted in determining Unit value of MONY Variable Account A, and asset charges deducted in determining the share value of the Funds).

Allocation of Payments and Cash Value

Allocation of Payments. On the application, the Contractholder may allocate Net Purchase Payments to the subaccount(s) of MONY Variable Account A or to the Guaranteed Interest Account. Net Purchase Payments (and any interest thereon) are held in the Money Market Subaccount of MONY Variable Account A if they are received before the end of the Free Look Period. The Net Purchase Payments will initially be allocated to the Money Market Subaccount beginning on the later of:

(1)  The Contract Date of the Contract, and

(2)  The date the Payment is received at the Company's Operations Center.

Net Purchase Payments will continue to be allocated to that subaccount until the Free Look Period expires (See "Free Look Privilege" above.) After we deem the Free Look Period to have expired and the correct and complete allocation notification has been received, the Contract's Cash Value will automatically be transferred to MONY Variable Account A subaccount(s) or to the Guaranteed Interest Account according to the Contractholder's percentage allocation.

After the Free Look Period, under a non-automatic payment plan, if the Contractholder does not:

(1)  Specify the amount to be allocated among subaccounts, or

(2)  Specify the percentage to be allocated among subaccounts, or

(3)  The amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Contractholder's most recent instructions on record with the Company. The amount specified must not be less than $10.00 and the percentage specified must not be less than 10% of the Payment. For automatic payment plans, Net Purchase Payments will be allocated according to the Contractholder's most recent instructions on record. You may change your allocation instructions by writing or Operations Center. A change will take effect within 7 days after we receive the notice of the change.

Calculating Unit Values for Each Subaccount

When allocated Net Purchase Payments are received they are credited to subaccounts of MONY Variable Account A in the form of units. The number of units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Valuation Date on which the Purchase Payment is received.

The unit value of each subaccount on its first Valuation Date was set at $10.00. The Company computes the unit value of a subaccount on any later Valuation Date as follows:

(1)  Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as purchase payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

(2)  Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

(3)  Subtract a charge for the mortality and expense risk assumed by the Company under the policy. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

(4)  Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

The unit value of these subaccounts may increase, decrease or remain the same from Valuation Date to Valuation Date. The Unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY Variable Account A. The Contractholder bears the entire investment risk. Contractholders should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

Calculation of Guaranteed Interest Account Cash Value

Net Purchase Payments to be allocated to the Guaranteed Interest Account will be credited to that account on:

(1)  the date received at the Operations Center, or

(2)  if the day Payments are received is not a Valuation Date, then on the next Valuation Date.

Interest will be credited daily. That part of a Net Purchase Payments allocated to the Guaranteed Interest Account that exceeds the $250,000 limit imposed by the Company will be returned to the Contractholder.

Calculation of Cash Value

The Contract's Cash Value will reflect:

•  The investment performance of the selected subaccount(s) of MONY Variable Account A.

•  Amounts credited (including interest) to the Guaranteed Interest Account.

•  Any Net Purchase Payments.

•  Any Partial Surrenders.

•  All Contract charges (including surrender charges) imposed.

There is no guaranteed minimum Cash Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account. Because a Contract's Cash Value at any future date will be dependent on a number of variables, it cannot be predetermined.

The Cash Value will be computed first on the Contract Date and thereafter on each Valuation Date. On the Contract Date, the Contract's Cash Value will be the Net Purchase Payments received plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract")

After allocation of the amounts in the General Account to MONY Variable Account A or the Guaranteed Interest Account, on each Valuation Date, the Contract's Cash Value will be computed as follows:

(1)  Determine the aggregate of the Cash Values attributable to the Contract in each of the subaccounts on the Valuation Date. This is done by multiplying the subaccount's unit value on that date by the number of subaccount units allocated to the Contract;

(2)  Add any amount credited to the Guaranteed Interest Account. This amount is the aggregate of all Net Purchase payments and:

•  The addition of any interest credited.

•  Addition or subtraction of any amounts transferred.

•  Subtraction of any partial surrenders.

•  Subtraction of any Contract charges, deductions.

(3)  Add any Net Purchase Payment received on that Valuation Date;

(4)  Subtract any partial surrender amount and its surrender charge made on that Valuation Date;

(5)  Subtract any annual contract charge deductible on that Valuation Date.

In computing the Contract's Cash Value, the number of subaccount units allocated to the Contracts is determined after any transfers among subaccounts or between one or more of the subaccounts and the Guaranteed Interest Account. Any transfer charges are also deducted. However, the computation of the Contract's Cash Value is done before any other Contract transactions on the Valuation Date, such as:

•  Receipt of Net Purchase Payments.

•  Partial Surrenders.

If a transaction would ordinarily require that the Contract's Cash Value be computed for a day that is not a Valuation Date, the next following Valuation Date will be used.

Transfers. You may transfer the value of the Contract among the subaccounts after the Free Look Period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone, facsimile, or via the web if you have proper authorization. The same rules apply as those for allocation of payments by telephone, facsimile or via the web. See "Telephone/Facsimile/Web Transaction" section. Transfers will be executed at the net asset value next calculated by the Company if the transfer instruction is received before 4:00 P.M. (Eastern Time) on a day on which the New York Stock Exchange is open for business. If the New York Stock Exchange is not open for business on the day of receipt, the transfer instruction will be executed at the net asset value calculated at the close of business on the first day thereafter on which the New York Stock Exchange is open for business. Such transfers are subject to the Company's rules and conditions for such privilege. Currently, there are no limitations on the number of transfers between subaccounts.

Transfers may be postponed for any period during which:

(1)  the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2)  trading on the New York Stock Exchange is restricted as determined by the SEC, or

(3)  an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

A transfer charge is not currently imposed on transfers. (See "Charges Against Cash Value — Transfer Charge"). However, the Company reserves the right to impose a charge for transfer in excess of four. Such charge will not exceed $25 per transfer. If imposed the charge will be deducted from the subaccount(s) or the Guaranteed Interest Account from which the amounts are transferred. This charge is in addition to the amount transferred. The charge allocated against the Guaranteed Interest Account or any subaccounts will be in the same proportion that the amount being transferred from the Guaranteed Interest Account or any subaccount bears to the total amount being transferred. If there is insufficient Cash Value in a subaccount or in the Guaranteed Interest Account to provide for its proportionate share of the charge, then the entire charge will be allocated in the same manner as the Annual Contract Charge. (See "Charges Against Cash Value — Annual Contract Charge") All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Cash Value at the end of the Free Look Period will not be subject to a transfer charge nor will it be counted against the 4 transfers allowed in each Contract year without charge. Under present law, transfers are not taxable transactions.

Contract Year — Any period of twelve (12) months commencing with the Contract Date and each Contract Anniversary thereafter.

Transfers Involving the Guaranteed Interest Account. Transfers to or from the Guaranteed Interest Account are subject to the following limitations.

•  We will reject that part of the transfer that will cause amounts credited to the Guaranteed Interest Account to exceed $250,000.

•  The portion in excess of the $250,000 limitation will be allocated back to the subaccounts designated in that transfer as the subaccounts from which amounts were to be transferred. The allocation back will be in the proportion that the amount requested to be transferred from each subaccount bears to the total amount transferred.

•  Transfers from the Guaranteed Interest Account to one or more subaccounts may be made once during each Contract Year, and the amount which may be transferred if limited to the greater of:

•  25% of the amounts credited to the Guaranteed Interest Account on the date the transfer would take effect or

•  $5,000.

•  Transfers from the Guaranteed Interest Account to one or more subaccounts will be effective only on an anniversary of the Contract Date or on a Valuation Date not more than 30 days thereafter.

Transfers by Third Parties. As a general rule and as a convenience to Owners, the Company allows an Owner to give a third party the right to effect transfers on the Owner's behalf. However, when the same third party possesses this ability on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Fund Value. Such transfers can disrupt the orderly management of the portfolios underlying the Contract, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. The Company believes that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds underlying the Contracts, and the management of the Funds share this position. Therefore, the Company may limit or disallow transfers made by a third party. In instances where the Company identifies a pattern of activity by a third party which may be disadvantageous to the other Owners, the Company will contact third parties in writing to advise them that any such future activity will be disallowed. The Company will mail notification to the Owner within one business day if it does not execute a transfer. The limitations on transfers by third parties do not, however, prevent Owners from making their transfer requests.

Telephone/Facsimile/Web Transactions

The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone, facsimile or via the Web subject to the rules of the Company and its right to terminate telephone, facsimile or via the Web allocation. The Company reserves the right to deny any telephone, facsimile or via the Web allocation request. If the Company does not execute a telephone, fax or web transfer request, the Company will mail notification to the Owner within one Business Day. The Company may also notify the Owner by the means it received the transfer request if the Company does not execute that request. For example, if a transfer request is received by a telephone call, the Company in general will notify the Owner by a telephone call that the request was not processed.

Any such change to future Net Purchase Payment allocation, whether made in writing or by telephone, facsimile or via the Web, will be effective within 7 days after we receive notice, in accordance with the requirements of state insurance departments and the Investment Company Act of 1940.

The Company has adopted rules relating to changes of allocations by telephone which, among other things, outlines procedures designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed:

(1)  The Company shall not be liable for any loss as a result of following fraudulent telephone instructions; and

(2)  The Owner will, therefore, bear the entire risk of loss due to fraudulent telephone instructions.

A copy of the rules and the Company's form for electing telephone allocation privileges is available from licensed agents of the Company who are registered representatives of MSC or by calling 1-800-487-6669. The telephone allocation privileges may also be elected by completing the telephone authorization section on the Contract application. The Company's form or a Contract application with the telephone authorization completed must be signed and received at the Company's Operations Center before telephone allocation instructions will be accepted.

Disruptive transfer activity

You should note that the Contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying Portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio investments may impede efficient Portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Portfolio manager to effect more frequent purchases and sales of Portfolio securities. Similarly,a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not.

Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying Portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

We offer subaccounts with underlying Portfolios that are part of the Equitable Premier VIP Trust and EQ Advisors Trust, as well as subaccounts with underlying Portfolios of outside trusts with which Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with Equitable Premier VIP Trust and EQ Advisors Trust, the "Trusts"). The Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the Trust obtains from us contract owner trading activity. The affiliated Trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.

When a Contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the Contractholder is identified a second time as engaged in potentially disruptive transfer activity under the Contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected Contract. We or a Trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all Contractholders uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our Contractholders, we will work with the unaffiliated trust to review Contractholder trading activity. Each Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the Portfolios for more information.

It is possible that a Trust may impose a redemption fee designed to discourage frequent or disruptive trading by Contractholders. As of the date of this prospectus, the Trusts had not implemented such a fee. If a redemption fee is implemented by a Trust, that fee, like any other trust fee, will be borne by the Contractholder.

Contractholders should note that it is not always possible for us and the Trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, Contractholders may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the Trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear he effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Special Note on Reliability. Please note that the internet our telephone system may not always be available. Any system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transactions by writing our Operations Center.

Termination of the Contract

The Contract will remain in effect until the earlier of:

(1)  The date the Contract is surrendered in full,

(2)  The date annuity payments start,

(3)  The Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Cash Value remains in the Contract, and

(4)  The date the Death Benefit is payable under the Contract.

Contract Anniversary — An anniversary of the Contract Date of the Contract.

Contract Date — The date shown as the Contract Date of the Contract.

Surrenders

The Contractholder may elect to make a surrender of all or part of the Contract's Cash Value provided it is:

•  On or before the annuity payments start, and

•  During the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operation Center.

The amount of the surrender may be equal to the Contract's Surrender Value, which is its Cash Value less

(1)  any applicable surrender charge, and

(2)  (for a full surrender) any annual contract charge.

The Surrender may also be for a lesser amount (a "partial surrender") of at least $100. Requested partial surrenders that would leave a Cash Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Surrender Value will be paid to the Contractholder. For a partial surrender, any Surrender Charge will be in addition to the amount requested by the Contractholder.

A surrender will result in the cancellation of Units and the withdrawal of amounts credited to the Guaranteed Interest Account in accordance with the directions of the Contractholder. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, the Annual Contract Charge and any Surrender Charge. For a partial surrender, the Company will cancel Units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account accumulation period under the allocation specified by the Contractholder. The Unit value will be calculated as of the Valuation Date the surrender request is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 10% of the partial surrender must be allocated to any subaccount or Guaranteed Interest Account designated by the Contractholder. Allocations by amount require that at least $25 be allocated against the Guaranteed Interest Account or any subaccount. The request will not be accepted if:

•  There is insufficient Cash Value in the Guaranteed Interest Account or a subaccount to provide for the requested allocation against it, or

•  The Guaranteed Interest Account limitation is exceeded, or

•  The request is incorrect.

If an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that the Contract's Cash Value held in said accounts bears to the Contract's Cash Value.

Any surrender charge will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender. If (1) an allocation of the partial surrender is not made, or (2) there is insufficient cash value in any of the Contractholder's accounts to provide for any accounts proportionate share of the Surrender Charge, then the entire amount will be allocated against each account in the same proportion that the Cash Value in each account bears to the Contract's Cash Value.

Any surrender amount will be paid in accordance with the requirements of the New York State Insurance Department and the Investment Company Act of 1940. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which

(1)  the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2)  trading on the New York Stock Exchange is restricted as determined by the SEC, or

(3)  an emergency exists as a result of which disposal of securities held by the Fund is not reasonable practicable or it is not reasonably practicable to determine the value of the net assets of the Fund, or

(4)  for such other periods as the SEC may by order permit for the protection of Contractholders.

Any surrender involving payment from amounts credited to the Guaranteed Interest Account may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender or proof of death is received by the Company. The Contractholder may elect to have the amount of a surrender settled under one of the Settlement Options of the Contract. (See "Annuity Provisions")

Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Contractholders should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

The tax results of a cash surrender should be carefully considered. (See "Federal Tax Status")

Death Benefit

Death Benefit Provided by the Contract

The Company will pay a Death Benefit to the Beneficiary if:

•  The Annuitant dies; and

•  The death occurs before the annuity commencement date.

The amount of the Death Benefit will be the greater of

(1)  The Cash Value on the date of the Annuitant's death;

(2)  The Purchase Payments paid, less any partial surrenders and their Surrender Charges.

If the death of the Annuitant occurs on or after the annuity commencement date, no Death Benefit will be payable except as may be provided under the Settlement Option elected.

In general, on the death of any Owner, amounts must be distributed from the Contract as required by section 72(s) or 401(a)(9) of the Code, as applicable. (See "Provision required by Section 72(s) of the Code" and "Provision required by Section 401(a)(9) of the Code" later in this prospectus.) We pay the Beneficiary the surrender value at the time of death of a Contractholder who is not also the Annuitant.

Election and Contract Date of Election

The Contractholder may elect to have the Death Benefit of the Contract applied under one or more Settlement Options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

•  During the lifetime of the Annuitant, and

•  Before the annuity commencement date.

If no election of a Settlement Option for the Death Benefit is in effect on the date when proceeds become payable, the Beneficiary may elect:

(1)  to receive the Death Benefit in the form of a cash payment; or

(2)  to have the Death Benefit applied under one of the Settlement Options.

(See "Settlement Options") If an election by the payee is not received by the Company within 30 days following the date proceeds become payable, the payee will be considered to have elected a cash payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the Death Benefit by the Contractholder will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the Death Benefit.

Payment of Death Benefit

If the Death Benefit is to be paid in cash to the Beneficiary, payment usually will be made within seven (7) days of the date due proof of death is received.

The Company may be permitted to postpone such payment under the 1940 Act. (See "Surrenders"). If the death benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Interest at a rate determined by us will be paid on any Death Benefit paid in one sum, from the date of the Annuitant's (or Contingent Annuitant's, if applicable) death to the date of payment. The interest rate will not be less than 2 3/4% annually. Unless another option is elected, the Death Benefit proceeds will be transferred to an interest bearing checking account. The Beneficiary may make partial or full withdrawals from such account through a checkbook provided to the Beneficiary.

Charges and Deductions

The following table summarizes the charges and deductions under the Contract:

Deductions from Purchase Payments
Tax Charge	State and local — 0%-3.5% — Company currently assumes responsibility; current charge to Contractholder 0%. Federal — Currently 0% (Company reserves the right to charge in the future.)
Daily Deduction from Variable Account A
Mortality & Expense Risk Charge Annual Rate deducted daily from net assets	Current daily rate — 0.003425% Current Annual rate — 1.25%
Deductions from Cash Value
Annual Contract Charge Current charges listed may be increased to as much as $50 ($30 in certain states) on 30 days written notice.	Non-Qualified Contracts — $30 (subject to increase up to $50) IRA and SEP-IRA — $30 (subject to increase up to $50) Qualified Contracts — $15 (subject to increase up to $50)
Transaction and Other Charges Transfer Charge	$0 (Company reserves the right to charge up to $25 after the first 4 transfers in a Policy Year)
Surrender Charge Grades from 7% to 0% of Cash Value surrendered based on a schedule.	See below for grading schedule. See page "Charges and Deductions — Charges Against Cash Value" for details of how it is computed.

The following provides additional details of the charges and deductions under the Contract.

Please note that the amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

Deductions from Purchase Payments

Deductions may be made from Purchase Payments for premium or similar taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future payments. The amount of the deduction will vary from locality to locality. Deductions will generally range from 0% to 3.5% of Purchase Payments. Residents of the Commonwealth of Pennsylvania should be aware that a tax on purchase payments has been adopted. However, we are currently assuming responsibility for payment of this tax. If the Company is going to make deductions for such tax from future Purchase Payments, it will give 30 days written notice to each affected Contractholder.

Charges Against Cash Value

Daily Deduction from MONY America Variable Account A

Mortality and Expense Risk Charge. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY Variable Account A. This daily charge from MONY Variable Account A is deducted at a current and guaranteed maximum daily rate of 0.003425 percent (equivalent to an annual rate of 1.25%) from the value of the net assets of MONY Variable Account A. Of the 1.25% charge, .80% is for assuming mortality risks, and .45% is for assuming expense risks. The charge is deducted from MONY Variable Account A, and therefore the subaccounts, on each Valuation Date. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date.

The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3 1/2% interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

If the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its general account. If the amount of the charge is inadequate, the Company will pay the difference out of its general account.

Deductions from Surrender Value

Annual Contract Charge. The Company has primary responsibility for the administration of the Contract and MONY Variable Account A. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

The Company intends to administer the Contract itself. It may buy administrative services from such other sources as may be available.

An annual contract charge will be deducted from the Contract's Cash Value to help cover administrative expenses. Currently, for Non-Qualified Contracts (and contracts issued for IRA and SEP-IRA) the amount of the charge is $30. The charge may be increased to as much as $50. For Qualified Contracts (other than those issued for IRA and SEP-IRA) currently the amount of the charge is reduced to $15. This charge may be increased to as much as $50, and will be increased to $30 in the event the Contract is no longer a Qualified Contract. The Contractholder will receive a written notice 30 days in advance of any change in the charge.

The annual contract charge is deducted from the Cash Value on the following dates:

(1)  Each Contract Anniversary before the date annuity payments start.

(2)  On the day the annuity payments start.

(3)  On the day of a full surrender (if it is not a Contract Anniversary).

The amount of the charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY Variable Account A in the same proportion that the Cash Value in those accounts bears to the Cash Value of the Contract. The Company does not expect to make any profit from the administrative cost deductions.

Transfer Charge. Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account and one or more of the subaccounts (including transfers made by telephone, facsimile, or via the web, if permitted by the Company). The Company reserves the right to impose a transfer charge for each transfer in excess of 4 instructed by the Contractholder in a Contract year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25. The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Cash Value held in the subaccount(s) and/or from the Guaranteed Interest Account from which the transfer is made. The transfer charge will be allocated against these accounts in the same proportion as the amounts transferred. If there is insufficient value in an account to provide for its proportionate share of the charge, then the entire charge will be allocated in the same manner as the annual contract charge.

Surrender Charge. A contingent deferred sales charge (called a "Surrender Charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the Contract.

The Surrender Charge will never exceed 7% of total purchase payments. The Surrender Charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from MONY Variable Account A to cover mortality and expense risks borne by the Company. (See "Mortality and Expense Risk Charge").

We impose a Surrender Charge when a surrender is made if:

(1)  All or a part of the Contract's Surrender Value (See "Surrenders") is surrendered during the first seven Contract years, or

(2)  The Surrender Value is received on the annuity commencement date.

A Surrender Charge will not be imposed:

(1)  To the extent necessary to permit the Contractholder to obtain an amount equal to the Guaranteed Free Surrender Amount (See "Guaranteed Free Surrender Amount")

(2)  If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement Options")

(3)  If the surrender is a full surrender and the following conditions are met:

(a)  Annuitant is age 59 1/2 or older on the date of the full surrender;

(b)  the Contract has been in effect for at least 10 contract years; and

(c)  one or more purchase payments were remitted during each of at least 7 of the 10 contract years immediately preceding the date of the surrender.

In no event will the aggregate Surrender Charge exceed 7% of the Cash Value. Further, in no event will the Surrender Charges imposed, when added to any Surrender Charges previously paid on the Contract, exceed 9% of aggregate Purchase Payments made to date for the Contract. The amount deducted from the Cash Value to cover the Surrender Charge is not subject to the Surrender Charge.

For a partial surrender, the Surrender Charge will be deducted from any remaining Contract Value, if sufficient. If the Contract Value is not sufficient, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY America Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender. If there is insufficient cash value in the Guaranteed Interest Account or any subaccount to provide for its proportionate share of the charge, then the entire charge will be allocated against said accounts in the same proportion that the Cash Value held in said accounts bears to the Cash Value in the Guaranteed Interest Account and all subaccounts.

No Surrender Charge will be deducted from Death Benefits. (See "Death Benefit").

For purposes of determining the Surrender Charge, surrenders will be attributed to payments on a first-in, first-out basis. Contractholders should note that this is different from the allocation method that is used for determining tax obligations. (See "Federal Tax Status")

Amount of Surrender Charge. The amount of the Surrender Charge is determined as follows:

Step 1. Allocate purchase payments on a first-in, first-out basis to the amount surrendered. (Any purchase payments previously allocated to calculate a surrender charge are unavailable for allocation to calculate any future surrender charges); and

Step 2. Multiply each allocated purchase payment by the appropriate surrender charge percentage determined on the basis of the table below:

Surrender Charge Percentage Table
Contract Year (Since Purchase Payment Made)	Surrender Charge (as a percentage of the Purchase Payments surrendered)
0	7%
1	7
2	6
3	6
4	5
5	4
6	3
7	2
8 (or more)	0

Step 3. Add the products of each multiplication in Step 2 above.

Guaranteed Free Surrender Amount. The surrender charge may be reduced by using the Guaranteed Free Surrender Amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

(1)  For Qualified Contracts issued on or after May 1, 1994, (other than Contracts issued for IRA and SEP-IRA) an amount up to the greater of:

(a)  $10,000 (but not more than the Contract's Cash Value), or

(b)  10% of the Contract's Cash Value (at the time the first partial surrender is request is received) may be received in each Contract Year without a surrender charge.

(2)  For Qualified Contracts issued before May 1, 1994, an amount up to 10% of the Cash Value of the Contract (on the date the partial surrender is request is received) in each Contract Year.

(3)  For Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA), an amount up to 10% of the Cash Value, on the date of the first Surrender during that Contract Year, of the Contract may be received in each Contract Year without a surrender charge.

We reserve the right to limit the number of partial surrenders under the Guaranteed Free Surrender Amount to 12 during any Contract Year. Since purchase payments are allocated on a first-in, first-out basis, the free surrender amount will not reduce surrender charges to the extent that any Cash Value in that amount is equal to purchase payments received 8 or more contract anniversaries ago. For illustrations of how the Surrender Charge is calculated, see Appendix A of this prospectus.

Taxes

Currently, no charge will be made against MONY Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY Variable Account A may also be made. (See "Federal Tax Status").

Investment Advisory Fee

Each portfolio in which MONY Variable Account A invests incurs certain fees and charges. To pay for these charges, the portfolio makes deductions from its assets. The portfolio expenses are more fully described in the Fund prospectuses. Please see the prospectuses for the Funds for more information.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay these commissions, we do. We intend to recover commissions, marketing administrative and other expenses, and the costs of contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information.

Annuity Provisions

Annuity Payments

Annuity payments under a Contract will begin on the date that is selected by the Contractholder when the Contract is applied for. The date chosen for the start of annuity payments may be:

(1)  No earlier than the Contract Anniversary nearest the Annuitant's 10th birthday, and

(2)  No later than the Contract Anniversary nearest the Annuitant's 85th or 95th birthday, depending on the date the Contract was issued.

The minimum number of years from the Contract Date to the start of annuity payments is 10. The date when annuity payments start may be:

(1)  Advanced to a date that is not earlier than the 10th Contract Anniversary.

(2)  Deferred from time to time by the Contractholder by written notice to the Company.

The date when annuity payments start will be advanced or deferred if:

(1)  Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

(2)  The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 85th or 95th birthday, depending on the date the Contract was issued.

A particular retirement plan may contain other restrictions.

When annuity payments start, the Contract's Surrender Value, less any state taxes which may be imposed upon annuitization, will be applied to provide an annuity or any other option previously chosen by the Contractholder and permitted by the Company. A supplementary contract will be issued when proceeds are applied to a Settlement Option. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the Settlement Option elected.

For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

Election and Change of Settlement Option

During the lifetime of the Annuitant and prior to the start of annuity payments, the Contractholder may elect:

•  One or more of the Settlement Options described below, or

•  Another settlement option as may be agreed to by the Company.

The Contractholder may also change any election if written notice of the change is received by the Company at its Operation Center prior to the start of annuity payments. If no election is in effect when annuity payments start, Settlement Option 3, for a Life Annuity with 10 years certain, based on the Annuitant's life, will be considered to have been elected.

Settlement Options may also be elected by the Contractholder or the Beneficiary as provided in the Death Benefit and Surrender sections of this Prospectus. (See "Death Benefit" and "Surrenders").

Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

Settlement Options

Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of the Variable Account. Unless you elect Settlement Option 1, you may not change Settlement Options once payments begin.

Settlement Option 1 — Interest Income: Interest on the proceeds at a rate (not less than 2 3/4 percent per year) set by the Company each year. This Option will continue until the earlier of the date the Payee dies or the date you elect another Settlement Option.

Settlement Option 2 — Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

Settlement Option 3 — Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

Settlement Option 3A — Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

Settlement Option 4 — Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2 3/4 percent per year.

The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Settlement Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3 percent interest per year.

Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

In Qualified Plans, settlement options available to Contractholders may be restricted by the terms of the plans.

Frequency of Annuity Payments

At the time the Settlement Option is chosen, the payee may request that it be paid:

•  Quarterly

•  Semiannually

•  Annually

If the payee does not request a particular installment payment schedule, the payments will be made in monthly installments. However, if the net amount available to apply under any Settlement Option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.

Additional Provisions

The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the Settlement Option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company will require proof satisfactory to it that such condition has been met.

The Contracts described in this Prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

The Contract is incontestable from its date of issue.

Other Provisions

Ownership

The Contractholder has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Contingent Annuitant if one has been named), the Contractholder is the person so designated in the application, unless:

(1)  A change in Contractholder is requested, or

(2)  A Successor Contractholder becomes the Contractholder.

The Contractholder may name a Successor Contractholder or a new Contractholder at any time. If the Contractholder dies, the Successor Contractholder, if living, becomes the Contractholder. Any request for change must be:

(1)  Made in writing; and

(2)  Received at the Company.

The change will become effective as of the date the written request is signed. A new choice of Contractholder or Successor Contractholder will apply to any payment made or action taken by the Company after the request for the change is received. Contractholders should consult a competent tax advisor prior to changing Contractholders.

Successor Contractholder — The living person who, at the death of the Contractholder, becomes the new Contractholder.

Provision Required By Section 72(s) of the Code

The entire interest under a Non-Qualified Contract must be distributed within five years of any Contractholder's death if any Contractholder dies before annuity payments start. Satisfactory proof of death must be provided to the Company.

If the deceased Contractholder's spouse is the Successor Contractholder as of the date of the Contractholder's death, then the surviving spouse will be treated as the new Contractholder of the Contract and may continue the Contract. Spousal status is determined under federal law for this purpose (described below).

If the surviving spouse is not the Successor Contractholder,

•  the Contract will be surrendered as of the date of the Contractholder's death, and

•  the proceeds will be paid to the Beneficiary.

If the Beneficiary is the Successor Contractholder, the surrender proceeds may be paid over the life of the Successor Contractholder if:

(1)  the Successor Contractholder chooses that option, and

(2)  payments begin no later than one year after the date of the Contractholder's death.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

If any Contractholder, Annuitant or Payee dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as rapid as the one used as of the date of the Contractholder, Annuitant or Payee's death.

Provision Required by Section 401(a)(9) of the Code

The entire interest of a Qualified Retirement Plan participant (the "Participant") in the Contract generally must begin to be distributed no later than the required beginning date. Distributions generally must begin no later than April 1 of the calendar year following the calendar year the Participant attains age 72 (age 70 1/2 if the Participant was born before July 1, 1949). The interest is distributed:

•  over the life of such Participant, or

•  the lives of such Participant and Participant's Designated Beneficiary.

If (i) required minimum distributions have begun, and (ii) the Participant dies before the Contractholder's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as quick as that used as of the date of the Participant's death. The Contract generally will be surrendered as of the Participant's death if:

(1)  The Participant dies before the start of such distributions, and

(2)  There is no designated Beneficiary.

New after-death distribution rules under Section 401(a)(9) of the Code apply when the Participant dies. In general, a designated beneficiary must receive the entire surrender proceeds within 10 years of the Participant's death unless the designated beneficiary is an eligible designated beneficiary ("EDB"). EDBs may elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy if payments begin no later than one year after the December 31 following the Participant's death. However, the 10-year requirement applies when the EDB dies.

If the Qualified Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own IRA.

Although the lifetime required minimum distribution rules do not apply to Roth IRAs under Section 408A of the Code, the post-death distribution rules apply.

These rules are described in more detail in "Qualified Retirement Plans, Temporary Rules under the CARES Act and Required Distributions Upon Your Death." It is the Owner's responsibility to assure that distribution rules imposed by the Code and Treasury regulations will be met. The Owner may want to consult a tax advisor concerning the potential application of these complex rules before purchasing this annuity Contract or purchasing additional features under this annuity Contract or making additional Purchase Payments under this annuity Contract.

Continuation of the Contract by a surviving spouse

As described above, in certain cases a surviving spouse may elect, in the case of Non-Qualified Contracts and Contracts that are used in connection with IRAs under Section 408 of the Code, to continue the Contract and become the new Contractholder. A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

The designated beneficiary of an annuity contract who is recognized as a spouse of a deceased owner for federal tax purposes is treated more favorably than a designated beneficiary who is not recognized as a spouse for federal tax purposes. Specifically, a designated beneficiary who is recognized as a spouse of the deceased owner for federal tax purposes may continue the Contract and become the new Contractholder as described above. In contrast, a designated beneficiary who is not recognized as a spouse of the deceased owner for federal tax purposes must surrender the Contract within 5 years of the Contractholder's death or take distributions from the Contract over the beneficiary's life or life expectancy beginning within one year of the Contractholder's death.

The Internal Revenue Service has ruled that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state. As a result, if a beneficiary of a deceased Contractholder and the Contractholder were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to nonspouse beneficiaries and will not be able to continue the Contract.

Contingent Annuitant

Except where the Contract is issued in connection with a Qualified Plan, a Contingent Annuitant may be designated by the Contractholder. Such designation may be made only once before annuitization, either

(1)  in the application for the Contract, or

(2)  after the Contract is issued, by written notice to the Company at its Operations Center.

You cannot change the Contingent Annuitant, but you can delete the Contingent Annuitant. The Contingent Annuitant may be deleted by written notice to the Company at its Operation Center. A designation or deletion of a Contingent Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

•  any payment made by the Company, or

•  action taken by the Company before the receipt of the notice at the Company's Operation Center.

The Contingent Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Contingent Annuitant's 85th or 95th birthday, depending on the issue date.

On the death of the Annuitant, the Contingent Annuitant will become the Annuitant, under the following conditions:

(1)  the death of the Annuitant must have occurred before the annuity commencement date;

(2)  the Contingent Annuitant is living on the date of the Annuitant's death;

(3)  if the Annuitant was the Contractholder on the date of death, the Successor Contractholder must have been the Annuitant's spouse; and

(4)  if the date annuity payments start is later than the Contract Anniversary nearest the Contingent Annuitant's 85th or 95th birthday, depending on the issue date, the date annuity payments start will be automatically advanced to that Contract Anniversary.

Effect of Contingent Annuitant's Becoming the Annuitant. If the Contingent Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Contingent Annuitant. If the Contingent Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Contingent Annuitant's executors or administrators, unless the Contractholder directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Contingent Annuitant as if the Contingent Annuitant were the Annuitant.

Assignment

The Contractholder may assign the Contract. However, the Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Operations Center. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

Because an assignment may be a taxable event, a Contractholder should consult a competent tax advisor before assigning the Contract.

Change of Beneficiary

So long as the Contract is in effect, the Beneficiary or Successor Beneficiary may be changed. A change is made by submitting a written request to the Company at its Operations Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed, whether or not the Annuitant is living when the request is received by the Company. The Company will not, however, be liable for any payment made or action taken before receipt of the request at its Operations Center.

If there is no Beneficiary living on the date of the Annuitant's death, the Death Benefit will be payable to the Annuitant's executors or administrators.

Substitution of Securities

The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if:

(1)  the shares of any portfolio of the Funds is no longer available for investment by MONY Variable Account A or,

(2)  in the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

The new portfolios may have higher fees and charges than the ones they replaced, and not all portfolios may be available to all classes of Contracts.

A substitution of securities in any subaccount will take place only with prior approval of the New York Insurance Department and the SEC and under such requirements as they may impose. In addition, the Company will obtain any other necessary approvals prior to the reorganization.

Change in Operation of MONY Variable Account A

MONY Variable Account A may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required, or combined with any of our other separate accounts.

Deregistration of MONY Variable Account A requires an order by the SEC. If there is a change in the operation of MONY Variable Account A under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Voting Rights

All of the assets held in the subaccounts of MONY Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY Variable Account A (whether or not attributable to Contractholders). We will determine the number of votes which you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in a subaccount for which we received no timely instructions in proportion to the voting instructions which we received for all Contracts participating in that subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholders meeting, each person having a voting interest in a subaccount will receive proxy voting material, reports, and other materials relating to the relevant portfolio. Since each Fund may engage in shared funding, other persons or entities besides the Company may vote Fund shares.

Distribution of the Contracts

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI is an affiliate of Protective Life, and its home office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority, Inc. ("FINRA").

IDI does not sell Contracts directly to purchasers. IDI, together with MONY Life Insurance Company, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we pay IDI a fee to cover some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts, which IDI passed along directly to the Selling Broker-Dealers.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2018	$523,203
December 31, 2019	$505,730
December 31, 2020	$506,894

We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Federal Tax Status

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address Federal estate, gift or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, the Company makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

Temporary Rules under CARES Act

On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act"). Among other provisions, the CARES Act includes temporary relief from certain tax rules applicable to IRAs and qualified plans. This relief generally only applied during 2020. These changes are discussed below under "Qualified Retirement Plans." The CARES Act does not change the tax rules applicable to Non-Qualified Contracts.

The Company's Tax Status

The Company is taxed as a life insurance company under the Code. Since the operations of the separate account are a part of, and are taxed with, the operations of the Company, the separate account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the separate account are not taxed to the extent they are applied under a Contract. The Company does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the separate account, and therefore does not intend to make provision for any such taxes. If the Company is taxed on investment income or capital gains of the separate account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

Taxation of annuities in general

Tax deferral during accumulation period

Under existing provisions of the Code, except as described below, any increase in an Owner's Cash Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

(1)  the investments of the separate account are "adequately diversified" in accordance with Treasury Department regulations;

(2)  the Company, rather than the Owner, is considered the owner of the assets of the Separate Account for federal income tax purposes; and

(3)  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the separate account, are to be "adequately diversified." If the separate account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Cash Value over the premiums paid for the Contract. The Company expects that the separate account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the separate account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and the separate account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the separate account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the separate account. However, there is no assurance such efforts would be successful.

Nonnatural Owner. As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the

Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

(1)  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)  certain Qualified Contracts;

(3)  Contracts purchased by employers upon the termination of certain Qualified Plans;

(4)  certain Contracts used in connection with structured settlement agreements; and

(5)  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed annuity payment dates

If the date annuity payments start under the Contract occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of surrenders and partial surrenders

In the case of a partial surrender, amounts you receive are generally includable in income to the extent your "cash surrender value" before the partial surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as partial surrenders, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

If the Contract has additional riders, charges (or some portion thereof) for such riders could be treated for federal tax purposes as partial surrenders from the Contract.

Surrenders and partial surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Surrenders and partial surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Taxation of annuity payments

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the "investment in the contract" (defined above) you allocate to the settlement option, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formula, annuity payments will be fully taxable. If annuity payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. You should consult a tax advisor in those situations.

Annuity payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Taxation of proceeds payable upon death

Prior to the date annuity payments start, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such proceeds are includable in income as follows:

(1)  if distributed in a lump sum or under Settlement Option 1 (described above), they are taxed in the same manner as a surrender, as described above; or

(2)  if distributed under Settlement Options 2, 3, 3A, or 4 (described above), they are taxed in the same manner as annuity payments, as described above.

After the date annuity payments start, if a guaranteed period exists under a life income settlement option and the payee dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

(1)  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)  if distributed in accordance with the existing settlement option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

The Company may be liable for payment of the generation skipping transfer tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the proceeds.

Assignments, pledges, and gratuitous transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Cash Value is treated for federal income tax purposes as a partial surrender of such amount or portion. If the entire Cash Value is assigned or pledged, subsequent increases in the Cash Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount included in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

Penalty tax on premature distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract, e.g., surrenders, partial surrenders, annuity payments, death proceeds, assignments, pledges and gratuitous transfers, that is includable in income unless the payment is:

(a)  received on or after the Owner reaches age 59 1/2;

(b)  attributable to the Owner's becoming disabled (as defined in the tax law);

(c)  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

(e)  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity payment, partial surrender, or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this prospectus and also purchases at approximately the same time an immediate annuity issued by the Company (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including partial surrenders and surrenders prior to the date annuity payments start) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a partial surrender, surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Medicare Hospital Insurance Tax on Certain Distributions

A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of interest deduction where contract is held by or for the benefit of certain nonnatural persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

Qualified retirement plans

In general

The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, partial surrenders, and annuity payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

Temporary Rules under the CARES Act

As noted above, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act"), which includes temporary relief during 2020 from certain of the tax rules applicable to IRAs and qualified plans. The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of plan or IRA with which the contract is used, (2) whether a plan sponsor implements a particular type of relief, (3) your specific circumstances, and (4) future guidance issued by the Internal Revenue Service and the Department of Labor. You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving your IRA or other Qualified Contract.

Required Minimum Distributions.

The CARES Act waived the requirement to take minimum distributions from IRAs and defined contribution plans in 2020. The waiver applies to any minimum distribution due from such arrangements in 2020, including minimum distributions with respect to the 2019 tax year that were due in 2020.

This relief applies both to lifetime and post-death minimum distributions due in 2020. In that regard, the CARES Act also provides that if the post-death 5-year rule described below under "Required Distributions upon Your Death, Prior law" applies, the 5-year period is determined without regard to calendar year 2020.

Distributions.

The CARES Act provides relief for coronavirus-related distributions made from an "eligible retirement plan" (defined below) to a "qualified individual" (also defined below). The relief —

•  Permitted in-service distributions, even if such amounts are not otherwise distributable from the plan under sections 401(k), 403(b), or 457 of the Code;

•  Provided an exception to the 10% Additional Tax under section 72(t) of the Code;

•  Exempted the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;

•  Permitted an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless they elect out; and

•  Permits recontribution of the distribution to an eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

The distribution must come from, and any recontribution must be made to, an "eligible retirement plan" within the meaning of section 402(c)(8)(B) of the Code, i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements. The relief is limited to aggregate distributions of $100,000. The relief applies to such distributions made at any time during the 2020 calendar year.

Plan Loans.

The CARES Act provides the following relief with respect to plan loans taken by any "qualified individual" (as defined below) —

•  For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Code was increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.

•  The due date under the Code for any repayment on a loan that otherwise was due between March 27, 2020 and December 31, 2020, was delayed for one year.

Individuals Eligible for Withdrawal and Loan Relief.

Only a "qualified individual" is eligible for the withdrawal and loan relief provided under the CARES Act. A "qualified individual" is an individual in one of the following categories:

•  The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•  The individual's spouse or dependent is diagnosed with such virus or disease; or

•  The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee's certification that the employee is a qualified individual as defined above.

Required Minimum Distributions In General

In the case of Qualified Contracts, special tax rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. Distributions of minimum amounts (as specified in the tax law) must commence from Qualified Plans by the "required beginning date." In the case of Individual Retirement Accounts or Annuities (IRAs), this generally means April 1 of the calendar year following the calendar year in which the Owner attains age 72 (or 70 1/2 for Owners born before July 1, 1949). In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

Required Minimum Distributions Upon Your Death

Upon your death under an IRA, Roth IRA, or other employer sponsored defined contribution plan, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Code. The death benefit provisions of your Qualified Contract shall be interpreted to comply with those requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (SECURE Act), which was part of the larger Further Consolidated Appropriations Act, 2020. The post-death distribution requirements under prior law continue to apply in certain circumstances.

•  Prior law. Under prior law, if an employee under an employer sponsored plan or the owner of an IRA dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the "5-year rule"), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the "lifetime payout rule"). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the "at-least-as-rapidly rule").

•  The new law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an "eligible designated beneficiary" ("EDB") or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB's death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB's death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, there are special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a governmental 457(b) plan, the new law applies to your interest in that plan if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).

In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary's death. Hence, this 10-year rule generally will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Protective Life) in order to comply with the new post-death distribution requirements.

As a general matter, however, the new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to certain annuity contracts purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

•  Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse's death by transferring the remaining interest tax-free to your surviving spouse's own IRA, or by treating your IRA as your surviving spouse's own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation

Additional Tax on Premature Distributions

There may be a 10% additional tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)  received on or after the date the Owner reaches age 59 1/2;

(b)  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

(c)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under section 401, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases, for qualified higher education expenses, or in the case of a qualified birth or adoption. You must meet special conditions to be eligible for these three exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor. Certain other exceptions to the 10% penalty tax not described herein also may apply.

Other Considerations

Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible, and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA. Contracts may also be issued in connection with a "Simplified Employee Pension" or "SEP IRA" under Section 408(k) of the Code.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence during the Owner's lifetime. A Roth IRA may accept a "qualified rollover contribution" from (1) a non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals.

Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

IRA to IRA Rollovers and Transfers

A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

A rollover from any one of your IRAs (including IRAs you have with another company) to another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution subject to an additional tax.

If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A "trustee-to-trustee" transfer is not considered a rollover and is not subject to the 60- day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and "qualified rollover contributions" to Roth IRAs, both of which are subject to special rules.

Pension and profit-sharing plans

Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change settlement options, to elect an automatic withdrawal option, or to make a partial or full surrender of the Contract.

Tax-sheltered annuities

Section 403(b) of the Code permits employers of public school employees and employees of certain types of charitable organizations specified in Section 501(c)(3) of the Code and certain educational organizations to purchase annuity contracts on behalf of their employees and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Effective January 1, 1989, the Contracts have been withdrawn from sale to Qualified Plans which intend to qualify for federal income tax advantages under Section 403(b).

Direct rollovers

If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

Federal income tax withholding

In general

The Company will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies the Company at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, the Company may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the date annuity payments start) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident aliens and foreign corporations

The discussion above provides general information regarding federal withholding tax consequences to annuity contract owners or beneficiaries that are U.S. citizens or residents. Owners or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Owners or beneficiaries that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

Status for income tax purposes; FATCA. In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report contract values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.

Special Exchange Offer

Holders of this MONY Master Contract may have a special right to exchange the contract which they hold for a Contract. We will waive all charges imposed on the surrender of the contract which they hold, and a separate effective date will be assigned to the new Contract by endorsement for purposes of determining the amount of any Surrender Charge. The Surrender Charge effective date of the new Contract with the endorsement will be the effective date of the MONY Master Contract. We reserve the right to disallow exchanges from this Contract at any time.

Additional Information

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

For further information with respect to the Company and the Contracts offered by this Prospectus, including the Statement of Additional Information (which incorporates by reference financial statements relating to the Company), Contractholders and prospective investors may also contact the Company at its address or phone number set forth on the cover of this Prospectus for requesting such statement, or by accessing the SEC's website at http://www.sec.gov. The Statement of Additional Information is available from the Company without charge.

Business Disruption and Cyber-Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Contractholder information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Cash Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Cash Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our processing of Contract-related transactions, including processing of orders from Contractholders and orders with the Funds, impact our ability to calculate Cash Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

Legal Proceedings

The Company, like other insurance companies, in the ordinary course of business is involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, the Company's or MONY Variable Account A's financial position.

Financial Statements

The financial statements for the Company should be distinguished from the financial statements of MONY Variable Account A and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. The financial statements of the Company should not be considered as bearing on the investment performance of the assets held in MONY Variable Account A. The financial statements of the Company and MONY Variable Account A are incorporated by reference in the Statement of Additional Information.

Appendix I: Condensed financial information

MONY LIFE INSURANCE COMPANY OF AMERICA
MONY AMERICA VARIABLE ACCOUNT A
ACCUMULATION UNIT VALUES

	Unit Value
Subaccount	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
1290 VT GAMCO SMALL COMPANY VALUE - B	$276.56	$255.71	$209.91	$251.80	$219.61	$180.39	$193.70
All Asset Growth-ALT 20 - CL B	101.20	91.26	77.59	85.00	74.26	68.63	72.36
EQ/Aggressive Allocation - CL B	17.39	15.26	12.41	13.77	11.70	10.89	11.23
EQ/Conservative Allocation - CL B	13.08	12.34	11.44	11.77	11.36	11.17	11.34
EQ/Conservative-Plus Allocation - CL B	14.41	13.27	11.84	12.44	11.58	11.19	11.41
EQ/Core Bond Index - CL A	11.89	11.35	10.81	10.92	10.90	10.89	10.98
EQ/Intermediate Government Bond - CL A	17.93	17.41	16.92	17.00	17.15	17.29	17.43
EQ/MFS International Growth - CL B	33.90	29.76	23.68	26.46	20.29	20.15	20.36
EQ/Moderate Allocation - CL B	14.81	13.48	11.81	12.56	11.45	11.01	11.25
EQ/Moderate-Plus Allocation - CL B	16.35	14.51	12.24	13.31	11.73	11.07	11.36
EQ/Money Market - CL A	9.76	9.86	9.83	9.83	9.92	10.04	10.17
EQ/Quality Bond Plus - CL B	25.06	23.94	22.95	23.21	23.18	23.20	23.44
EQ/T. Rowe Price Growth Stock - CL B	174.35	129.28	99.85	102.78	78.03	77.96	71.62
	Units Outstanding
Subaccount	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
1290 VT GAMCO SMALL COMPANY VALUE - B	28,204	34,217.32	36,724.68	41,109.34	46,235.56	52,473.19	59,658.68
All Asset Growth-ALT 20 - CL B	88,437	101,245.03	113,845.53	125,808.90	145,505.73	162,975.03	177,733.10
EQ/Aggressive Allocation - CL B	7,451	7,950.73	5,572.76	4,701.91	3,024.12	3,572.03	3,636.51
EQ/Conservative Allocation - CL B	6,228	5,644.64	9,621.67	12,039.38	1,276.88	841.07	1,099.17
EQ/Conservative-Plus Allocation - CL B	22,271	19,465.78	19,467.99	18,830.92	16,906.86	4,455.29	5,103.98
EQ/Core Bond Index - CL A	55,846	62,817.53	70,043.42	76,035.24	86,411.47	114,175.77	124,580.59
EQ/Intermediate Government Bond - CL A	22,233	22,939.22	24,117.45	25,126.96	26,723.06	29,517.27	30,608.25
EQ/MFS International Growth - CL B	26,492	28,297.11	32,404.90	33,859.65	40,458.74	45,272.15	51,441.57
EQ/Moderate Allocation - CL B	12,366	12,371.11	12,899.11	11,026.49	42,780.89	41,893.10	33,669.57
EQ/Moderate-Plus Allocation - CL B	14,770	14,773.99	15,082.34	13,402.49	12,175.64	12,067.12	13,299.81
EQ/Money Market - CL A	67,746	62,805.88	75,823.26	50,548.02	77,421.25	97,769.35	120,074.69
EQ/Quality Bond Plus - CL B	8,682	9,515.90	12,145.19	13,079.06	13,927.90	15,269.94	17,394.09
EQ/T. Rowe Price Growth Stock - CL B	44,066	48,667.31	52,793.95	57,570.69	64,227.07	71,548.36	79,445.96

I-1

TABLE OF CONTENTS
OF
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2021

Item	Page
MONY Life Insurance Company.	SAI-1
Legal Opinion.	SAI-1
Experts	SAI-1
Federal Tax Status	SAI-1
Financial Statements	SAI-4

If you would like to receive a copy of the MONY Variable Account A Statement of Additional Information, please return this request to:

MONY Life Insurance Company
P.O. Box 4720
Syracuse, New York 13221

Your name

Address

City   State   Zip

Please send me a copy of the MONY Variable Account A Statement of Additional Information.

Policy C3-88

#33-37722

Appendix A

CALCULATION OF SURRENDER CHARGE

Illustration 1

Suppose an initial Purchase Payment of $15,000 is the only payment made, and no taxes are deducted from this payment. At the beginning of the third Contract Year, the Cash Value of the Contract has grown to $18,000 and the Contractholder requests a partial surrender of $2,000.

The Surrender Charge is determined as follows:

Step 1: Purchase Payments are allocated to the surrender amount, as follows:

ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	AMOUNT AVAILABLE FOR ALLOCATION TO FUTURE SURRENDER
0.	3	$0	$0
1.	2	0	0
2.	1	2,000	13,000

If the Contract is a Non-Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the Cash Value ($1,800). Reduce the resulting amount allocated to surrender ($2,000) by the Guaranteed Free Surrender Amount ($1,800), and apply the Surrender Charge Percentages as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	SURRENDER CHARGE PERCENTAGE	AMOUNT OF SURRENDER CHARGE (AMT X PCT)
0.	3	$0	7%	$0
1.	2	0	7	0
2.	1	200	6	12

Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $12.

The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the Non-Qualified Contract, for a total withdrawal of $2,012.

If the Contract is a Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($1,800) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no Surrender Charge.

Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

Assuming that in the middle of the tenth Contract Year, a full surrender is requested. The Cash Value at the time of full surrender is $28,000. Since this is a full surrender, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value balance of $27,970. For this calculation, there is $13,000 of Purchase Payments made in the first Contract Year.

The Surrender Charge is determined as follows:

Step 1: Purchase Payments are allocated to the surrender amount, as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER
0.	10	$0
1.	9	0
2.	8	0
3.	7	0
4.	6	0
5.	5	0
6.	4	0
7.	3	0
8 (or more).	1 and 2	13,000

If the Contract is a Non-Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($2,800) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($2,800), and apply the Surrender Charge Percentages as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	SURRENDER CHARGE PERCENTAGE	AMOUNT OF SURRENDER CHARGE (AMT X PCT)
0	10	$0	7%	$0
1	9	0	7	0
2	8	0	6	0
3	7	0	6	0
4	6	0	5	0
5	5	0	4	0
6	4	0	3	0
7	3	0	2	0
8 or more	1 and 2	10,200	0	0

Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

If the Contract is a Qualified Contract

Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($2,800) of the Qualified Contract or up to $10,000. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($10,000), and apply the Surrender Charge Percentages as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	SURRENDER CHARGE PERCENTAGE	AMOUNT OF SURRENDER CHARGE (AMT X PCT)
0	10	$0	7%	$0
1	9	0	7	0
2	8	0	6	0
3	7	0	6	0
4	6	0	5	0
5	5	0	4	0
6	4	0	3	0
7	3	0	2	0
8 or more	1 and 2	3,000	0	0

Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

Since there are no Purchase Payments such that 7 or less policy anniversaries had passed since they were received, no part of the surrender proceeds are subject to a Surrender Charge. Hence, no Surrender Charge is assessed on this full surrender.

Illustration 2

Suppose Purchase Payments of $2,000 are made at the beginning of every Contract Year. No taxes are deducted from these Payments. In the middle of the third Contract Year, a partial surrender of $500 is requested. Suppose the Cash Value has grown to $7,000 at the time of the partial surrender request.

The Surrender Charge is determined as follows:

Step 1: Purchase Payments are allocated to the surrender amount, as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	AMOUNT AVAILABLE FOR ALLOCATION TO FUTURE SURRENDERS
0	3	$0	$2,000
1	2	0	2,000
2	1	500	1,500

If the Contract is a Non-Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($700) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($500) by the Guaranteed Free Surrender Amount ($700), and apply the Surrender Charge Percentages as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	SURRENDER CHARGE PERCENTAGE	AMOUNT OF SURRENDER CHARGE (AMT X PCT)
0	3	$0	7%	$0
1	2	0	7	0
2	1	0	6	0

Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

The partial surrender will be allocated to $500 of payments made in the first Contract Year. But since 10 percent of the Cash Value ($700) of the Non-Qualified Contract could be surrendered under the Guaranteed Free Surrender Amount Provision, the partial surrender of $500 could be withdrawn without a surrender charge.

If the Contract is a Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($700) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 and less than 10% there is no surrender charge.

Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

Assume that Purchase Payments of $2,000 have continually been made at the beginning of each Contract Year, and that in the middle of the tenth Contract Year, a partial surrender of $7,500 is requested. The Cash Value is $32,600 at the time of the partial surrender request.

The Surrender Charge is determined as follows:

Step 1: Purchase Payments are allocated to the surrender amount, as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	AMOUNT AVAILABLE FOR ALLOCATION TO FUTURE SURRENDERS
0	10	$0	$2,000
1	9	0	2,000
2	8	0	2,000
3	7	0	2,000
4	6	0	2,000
5	5	0	2,000
6	4	2,000	0
7	3	2,000	0
8 or more	1 and 2	3,500	0

If the Contract is a Non-Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the Cash Value ($3,260) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($3,500) in Contract Years 1 and 2 by the Guaranteed Free Surrender Amount ($3,260), and apply the Surrender Charge Percentages as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	SURRENDER CHARGE PERCENTAGE	AMOUNT OF SURRENDER CHARGE (AMT X PCT)
6	4	$2,000	3%	$60
7	3	2,000	2	40
8 or more	1 and 2	240	0	0

Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $100.

The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the Non-Qualified Contract, for a total withdrawal of $7,600.

If the Contract is a Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($3,260) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no surrender charge.

Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

Assuming that in the middle of the twelfth Contract Year, a full surrender with the full proceeds being settled under Settlement Option 3, Single Life Income for 10 years certain and during the balance of the annuitant's lifetime, payments of $2,000 have continuously been made at the beginning of each contract year. The Cash Value at the time of the full surrender is $26,000. Since this example assumes a full surrender is being made, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value of $25,970.

Since the full proceeds are being applied to Settlement Option 3, the Surrender Charge is $0. The entire remaining Cash Value of $25,970 is applied to the settlement option.

THE MONY MASTER

STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2021

INDIVIDUAL FLEXIBLE PAYMENT
VARIABLE ANNUITY CONTRACT

issued by

MONY VARIABLE ACCOUNT A

and

MONY LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 2021 for the Individual Flexible Payment Variable Annuity Contract (“Contract”) issued by MONY Life Insurance Company (“Company”). The prospectus is available, at no charge, by calling 1-800-487-6669.

MONY LIFE INSURANCE COMPANY

MONY Life Insurance Company (“Company”) is a stock life insurance company. It was organized under the laws of the state of New York in 1842 as a mutual life insurance company under the name The Mutual Life Insurance Company of New York. The principal offices of the Company are at 5788 Widewaters Parkway, Syracuse, New York 13214. MONY converted from a mutual life insurance company in 1998 in a process known as demutualization. The Company had statutory admitted assets at December 31, 2020 of approximately $6.7 billion. The Company is licensed to sell insurance and annuities in all states of the United States, the District of Columbia, Guam, Puerto Rico and the Virgin Islands .

LEGAL MATTERS

Eversheds Sutherland (US) of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The financial statements of the subaccounts, which comprise MONY Variable Account A as of December 31, 2020, and for each of the years or periods in the two-year period then ended, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The statutory financial statements and schedules of MONY Life Insurance Company as of December 31, 2020 and 2019, and for the years then ended, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report covering the December 31, 2020 and 2019 statutory financial statements includes explanatory language that states that the financial statements are prepared by MONY Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.
The business address for KPMG LLP is 420 20th Street North, Suite 1800, Birmingham, Alabama 35203.
The statutory financial statements of MONY Life Insurance Company for the year ended December 31, 2018 (prepared using accounting practices prescribed or permitted by the New York State Department of Financial Services) have been incorporated by reference in this SAI in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, Alabama 35209.

1

FEDERAL TAX STATUS

Introduction

The Contract is designed for use to fund retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the “Code”). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Annuitant, or Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company’s understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of Annuities

Section 72 of the Code governs taxation of annuities in general. Except in the case of certain corporate and other non-individual Owners, there are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, a death benefit, an assignment or gift of the Contract, or as annuity payments.

Surrenders, Death Benefits, Assignments and Gifts

An Owner who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, except to the extent of non-deductible employee contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income. A Beneficiary entitled to receive a lump sum death benefit upon the death of the Annuitant is taxed on the portion of the amount that exceeds the Owner’s cost basis in the Contract. If the Beneficiary elects to receive annuity payments within 60 days of the Annuitant’s death, different tax rules apply. (See “Annuity Payments” below.)

Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Fund Value exceeds Purchase Payments less prior non-taxable distributions, and the balance is treated as a non-taxable return of principal to the Owner. For partial surrenders under a Qualified Contract, payments are generally prorated between taxable income and non-taxable return of investment. Because of the cost basis of Qualified Contracts generally being zero, partial surrender amounts will generally be fully taxed as ordinary income.

An Owner who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. An Owner who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse (or ex-spouse pursuant to divorce settlement) is treated for income tax purposes as if he or she had fully surrendered the Contract.

Annuity Payments

The non-taxable portion of each annuity payment is determined by an “exclusion ratio” formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Annuitant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the taxable year, equal to the unrecovered cost basis, is available if the Annuitant does not live to life expectancy.

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Penalty Tax

Payments received by Owners, Annuitants, and Beneficiaries under both Qualified and Non-Qualified Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is not imposed on amounts received: (a) after the taxpayer attains age 59½; (b) in a series of substantially equal annual or more frequent payments made for life or life expectancy following separation from service; (c) after the death of the Owner (or, where the Owner is not a human being, the death of the Annuitant); (d) if the taxpayer is totally disabled; (e) upon early retirement under the plan after the taxpayer’s attainment of age 55; (f) pursuant to a Qualified Domestic Relations Order; or (g) which are used for certain medical care expenses. Exceptions (e) and (f) do not apply to Individual Retirement Accounts and Annuities and exceptions (e), (f) and (g) do not apply to Non-Qualified Contracts. An additional exception for Non-Qualified Contracts is amounts allocable to investment in the Contract before August 16, 1982. Additional exceptions for Individual Retirement Accounts and Annuities are available for payment of medical insurance by a person receiving unemployment compensation, for first home purchases and for eligible higher education expenses.

Income Tax Withholding

The Company generally is required to withhold federal, and, where applicable, state, income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. The Company will notify recipients of their right to elect not to have withholding apply.

Additionally, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements (“IRAs”), generally will be subject to mandatory federal income tax withholding unless they either are:

1.  Part of a series of substantially equal periodic payments (at least annually) for the participant’s life or life expectancy, the joint lives or life expectancies of the participant and his/ her beneficiary, or a period certain of not less than 10 years,

2.  Required by the Code upon the participant’s attainment of age 70 1/2 or death, or

3.  A “hardship” distribution.

Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant’s interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

Diversification Standards

The United States Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Secretary of the Treasury has issued certain regulations. Further regulations may be issued. The Funds are designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. The Company intends to satisfy those requirements so that the Contract will be treated as an annuity contract.

The Treasury Department and the IRS may issue regulations or revenue rulings that will prescribe the circumstances in which an Owner’s control of the investments of a segregated asset account may cause the Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations or revenue rulings could impose requirements that are not reflected in the Contract. The Company, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations or revenue rulings. Since the regulations or revenue rulings have not been issued, there can be no assurance as to the content of such regulations or revenue rulings or even whether application of the regulations or revenue rulings will be prospective. For these reasons, Owners are urged to consult with their own tax advisers.

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Qualified Plans

The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Moreover, many of these tax rules were changed by the Tax Reform Act of 1986. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that plan.

H.R. 10 Plans

“H.R. 10” or “Keough” plans permit self-employed individuals to establish Qualified Retirement Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to individual retirement programs known as “Individual Retirement Accounts” and “Individual Retirement Annuities.” These Individual Retirement Accounts and Annuities (“IRAs”) are subject to limitations on the amounts which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into certain types of IRAs and distributions from the latter may be placed in the former. There are Traditional, Roth and SIMPLE IRAs, each providing its own special treatment and subject to its own special rules. Employers may make contributions to IRAs by establishing Simplified Employee Pension (“SEP”) plans.

Corporate Pension and Profit-Sharing Plans

Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Certain Governmental Entities

Section 457 of the Code permits certain governmental entities and tax-exempt organizations to establish deferred contribution plans. Such deferred contribution plans may permit the purchase of the Contract to provide benefits under the plans.

FINANCIAL STATEMENTS

The audited statements of assets and liabilities of the subaccounts of MONY Variable Account A as of December 31, 2020 and the related statements of operations and of changes in net assets for each of the periods presented as well as the Report of the Independent Registered Public Accounting Firm is incorporated by reference to the Variable Account's Form N-VPFS, File No. 811-6218, filed with the SEC on April 29, 2021.
The audited statutory financial statements of MONY Life Insurance Company as of December 31, 2020 and 2019, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2020, as well as the Reports of Independent Auditors are incorporated into the Statement of Additional Information by reference to the Variable Account's Form N-VPFS, File No. 811-6218, filed with the SEC on April 29, 2021.
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PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	The following Financial Statements are included in Part B of the Registration Statement:

The financial statements of MONY Life Insurance Company and MONY Variable Account A are included in the Statement of Additional Information.

(b)	Exhibits

(1)
Certification of Resolution of Board of Directors of The Mutual Life Insurance Company of New York authorizing the establishment of MONY Variable Account A, adopted November 28, 1990, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-4 (File No. 333-92312) filed on June 3, 2003.

(2)	Custody of Securities. Not applicable.

(3)
(a) Underwriting Agreement among The Mutual Life Insurance Company of New York, MONY Securities Corporation, and MONY Series Fund, Inc., dated January 1, 1991, incorporated herein by reference to post-effective amendment no. 25 to the registration statement on Form N-1A (File No. 2-95501) filed on April 30, 2004.

                                (b) Form of selling agreement between underwriter and dealers (Broker-Dealer Supervisory and Sales Agreement), incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72714) filed on May 3, 2004.
                                (c) Form of commission schedule between underwriter and dealer, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72714) filed on May 3, 2004.

                                (d)  Appointment of Distributor for In-Force MONY Variable Life and Annuity Contracts, dated October 24, 2013.
                                        -Filed herein.

(4)
(a) Form of Flexible Payment Variable Annuity Contract., incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 033-37722) filed on December 17, 1990. Filed in paper.

(5)
Form of application for Flexible Payment Variable Annuity Contract, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 033-37722) filed on December 17, 1990. Filed in paper.

(6)
  (a) Amended and Restated Charter and Amended and Restated By-Laws of MONY Life Insurance Company, incorporated herein by reference to initial registration statement on Form S-6 (File No. 333-71417) filed on January 29, 1999.

                                  (b) Amended and Restated Charter of MONY Life Insurance Company
                                        -Filed herein.

                                  (c) Amended and Restated By-laws of MONY Life Insurance Company
                                        -Filed herein
C-1

(7)	Form of Reinsurance Contract. Not applicable.

(8)
(a) Participation Agreement among Enterprise Accumulation Trust, MONY Life Insurance Company America and MONY Life Insurance Company, incorporated herein by reference to post-effective amendment No. 7 to the registration statement on Form N-4 (File No. 333-72259) filed on April 18, 2001.

(b) Participation Agreement among MONY Life Insurance Company and EQ Premier VIP Trust
- Filed herein.
(c) Participation Agreement among MONY Life Insurance Company and EQ Advisors Trust
-Filed herein.

(9)
Opinion and Consent of David S. Waldman, Vice President-Chief Operations Counsel, MONY Life Insurance Company, as to the legality of the securities being registered., incorporated herein by reference to Post-Effective Amendment No. to the Registration Statement on Form N-4 (File No. 33-37722) filed on May 14, 2004.

(10)	(a) Consent of PricewaterhouseCoopers LLP
                                      - Filed herein

                                (b) Consents of KPMG LLP
                                      -Filed herein

                                (c) Consent of  Eversheds Sutherland (US) LLP
                                      - Filed herein

(11)	No financial statements have been omitted from Item 23.

(12)	Not applicable.

(13)	Power of Attorney
                                                - Filed herein

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Alazraki, Marcia Drucker	Director, Audit and Nominating Committee, Chairman and Executive Committee
Bartlett, Malcolm Lee	Senior Vice President, Corporate Tax
Bielen, Richard J.	Director, Executive Vice President, and Executive Committee
Black, Lance P.	Senior Vice President, and Treasurer
Borie, Kevin B.	Senior Vice President, Chief Valuation Actuary, and Appointed Actuary
Creutzmann, Scott E.	Senior Vice President, and Chief Compliance Officer
Drew, Mark L.	Executive Vice President, and Chief Legal Officer
Foster, Stephen Doak	Director and Audit and Nominating Committee Member
Harrison, Wade V.	Senior Vice President, and President, Protection Division
Kane, Nancy	Director, President, and Executive Committee
Kohler, Matthew	Senior Vice President, and Chief Technology Officer
Loper, David M	Senior Vice President, and Senior Counsel
Passafiume, Philip E.	Senior Vice President, and Chief Investment Officer
Radnoti, Francis	Senior Vice President, and Chief Product Officer
Temple, Michael G.	Vice Chairman, Chief Operating Officer, and Director
Walker, Steven G.	Executive Vice President, Chief Financial Officer, and Director
Wells, Paul R.	Senior Vice President, and Chief Accounting Officer
Wright, Cathy Suzanne	Director

*The business address for all officers and directors of MONY Life Insurance Company (“MONY”) is 5788 Widewaters Parkway, Syracuse, New York.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of Dai-ichi Life Holdings, Inc. Protective Life Corporation is described more fully in the prospectus included in this registration statement.

For more information regarding the company structure of Protective Life Corporation and Dai-ichi Life Holdings, Inc., please refer to the organizational chart filed with Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

Item 27. Number of Contract Owners

As of March 31, 2021, there were 3,335 qualified and 1,947 non-qualified contract owners of The MONYMaster individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28. Indemnification

Article XV of MONY Life Insurance Company’s Amended and Restated By-Laws provides, in part:

Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a director, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Section 722 of the business corporation law of the State of New York, the Board may adopt all resolutions, authorized all agreements and take all actions with respect to the indemnification of directors and officers, and the advance payment of their expenses in connection herewith.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) Investment Distributors, Inc. is the principal underwriter for MONY Variable Account A, L and S.

(b) The following information is furnished with respect to the officers and directors of  Investment Distributors, Inc.:

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Brown, Barry K.	Director, President	Vice President, Operations
Coffman, Benjamin P.	Assistant Financial Officer	2VP Financial Reporting
Creutzmann, Scott E.	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer
Debnar, Lawrence J.	Assistant Financial Officer	Vice President, Financial Reporting, Chase
Gilmer, Joseph F.	Director, Assistant Financial Officer	Assistant Vice President, Financial Reporting
Johnson, Julena G.	Assistant Compliance Officer	Compliance Director
Majewski, Carol L.	Assistant Compliance Officer	Assistant Vice President, Compliance
Morsch, Letitia	Assistant Secretary	Vice President, New Business Operations
Smith, Joy Beth	Assistant Secretary	Senior Staff Attorney
Tennent, Rayburn	Chief Financial Officer	Director II Financial Reporting

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c) No commissions or other compensation was received by the principal underwriter, directly or indirectly, from MONY Variable Account A during fiscal year 2020.

Item 30. Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by MONY Life Insurance Company, in whole or in part, at its principal offices at 5788 Widewaters Parkway, Syracuse, New York 10019 or at its Operations Center at 1 MONY Plaza, Syracuse, New York 13221.

Item 31. Management Services

Not applicable.

Item 32. Undertakings

(a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for as long as payments under the variable annuity contracts may be accepted;

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS RELATING TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

Registrant and MONY Life Insurance Company represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by MONY Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MONY Variable Account A and MONY Life Insurance Company certify that they meet the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and have duly caused Post-Effective Amendment No. 22 to this Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, on this 30th day of April, 2021.

MONY VARIABLE ACCOUNT A (Registrant)

By:	*

Nancy Kane, Director, President and Executive Committee of MONY Life Insurance Company

MONY LIFE INSURANCE COMPANY (Depositor)

By:	*

Nancy Kane, Director, President and Executive Committee

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on May 14, 2004.

Signature		Title	Date
*		Chairman of the Board, President	April 30 2021
Nancy Kane		Chief Executive Officer, and Director
(Principal Executive Officer)

*		Executive Vice President, Director and	April 30, 2021
Steven G. Walker		Chief Financial Officer (Principal Accounting and Financial Officer)

*		Vice Chairman, Chief Operating Officer, and Director	April 30 2021
Michael G. Temple

*		Director	April 30, 2021
Richard J. Bielen

*		Director	April 30, 2021
Marcia Drucker Alzraki

*		Director	April 30, 2021
Cathy Suzanne Wright

*BY:	/S/ BRADFORD RODGERS		April 30, 2021
Bradford Rodgers
Attorney-in-Fact

EXHIBIT INDEX

3. (d)   Appointment of Distributor for In-Force MONY Variable Life and Annuity Contracts, dated October 24, 2013

6. (b)   Amended and Restated Charter of MONY Life Insurance Company

6. (c)   Amended and Restated By-laws of MONY Life Insurance Company

8. (b)   Participation Agreement among MONY Life Insurance Company and EQ Premier VIP Trust

8. (c)   Participation Agreement among MONY Life Insurance Company and EQ Advisors Trust

10. (a) Consent of PricewaterhouseCoopers LLP

10. (b) Consents of KPMG LLP

10. (c)  Consent of  Eversheds Sutherland (US) LLP
13.        Power of Attorney